Exhibit 99.1
Theseus Pharmaceuticals A new generation of medicines to address cancer resistance January 2023 | THRX

Legal notice and forward-looking statements

THESEUS

Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "on track," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding Theseus' preliminary and unaudited estimate of cash resources, which consist of cash, cash equivalents and marketable securities; strategy, future operations, prospects and plans, including with respect to its anticipated cash runway, the structure and timing of its preclinical studies and clinical trials, expected milestones, market opportunity and sizing and objectives of management, the significance of results of preclinical studies of THE-349, including the ability of the development candidate to potentially inhibit EGFR variants and the outlook of the EGFR inhibitor program; expectations regarding regulatory submissions; the timing for the presentation of preliminary data for THE-630; Theseus' plans regarding the Phase 1/2 dose escalation and expansion clinical trial for THE-630 and its other programs and development candidates; and Theseus' plans with respect to its third development program target, BCR ABL.

Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, such as those described from time to time in the reports Theseus files with the Securities and Exchange Commission (SEC), including Theseus' Form 10-K for the year ended December 31, 2021 filed with the SEC on March 10, 2022 and Theseus' subsequent Quarterly Reports on Form 10-Q which are on file with the SEC and available on the SEC's website at https://www.sec.gov/. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements contained in this presentation are based on the current expectations of Theseus' management team and speak only as of the date hereof, and Theseus specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Financial Information

The financial information contained in this presentation relating to cash, cash equivalents, and marketable securities as of December 31, 2022 are preliminary and unaudited. As such the Company's independent auditors have not audited, studied, reviewed or performed any procedures with respect to such preliminary information, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. There can be no assurance that such preliminary results are indicative of the future performance of the Company and actual results may differ materially.

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©2023 Theseus Pharmaceuticals.

Theseus is on a mission to outsmart cancer resistance.

©2023 Theseus Pharmaceuticals. Theseus is developing next - generation, single molecule pan - variant TKI candidates for treatment - resistant cancer Led by world - class R&D team with deep experience developing and commercializing novel targeted therapies in validated areas of unmet medical need Differentiated R&D approach combining structure - guided design and our novel Predictive Resistance Assay ™ (PRA) Theseus’ mission to outsmart cancer resistance 4 Our vision is to develop final generation therapies for patients with cancer TKI = Tyrosine Kinase Inhibitor. TARGET ALL KEY MUTATIONS SELECTIVITY AND LONG - TERM TOLERABILITY

Executing on a novel pipeline of targeted therapies

THESEUS

Lead program: THE-630 (GIST)

- KIT-driven GIST is a clonally heterogeneous disease which requires a pan-variant inhibitor to meaningfully improve patient outcomes
- Enrolling patients in Phase 1 portion of Phase 1/2 study; expect preliminary dose-escalation data in Q2 2023 with additional data expected in Q4 2023
- Plan to advance rapidly into 2L GIST, which could represent $1bn+ market opportunity

Second program: THE-349 (EGFR-mutant NSCLC)

- Highly selective 4G TKI covering common activating and major secondary resistance mutations in EGFR with CNS activity and wild-type selectivity in preclinical models
- Initially plan to focus on monotherapy treatment of on-target resistance to osimertinib, followed by rapid evaluation of combinations in all comers post-osimertinib
- IND submission expected in Q4 2023

Third program: BCR-ABL inhibitor (CML and Ph+ ALL)

- Opportunity to optimally balance efficacy and tolerability with mutation coverage in refractory CML patients and newly diagnosed Ph+ ALL patients
- Preclinical data from testing of a series of molecules demonstrate high potency, selectivity, and broad mutational coverage
- Development candidate nomination expected by early 2024

Strong financial position

- $212 million in cash, equivalents, and marketable securities as of December 31, 2022 (preliminary, unaudited)
- Projected runway into Q4 2024

GIST = Gastrointestinal Stromal Tumors. 2L = Second-Line. EGFR = Epidermal Growth Factor Receptor. NSCLC = Non-Small Cell Lung Cancer. 4G = Fourth Generation. CML = Chronic Myeloid Leukemia. Ph+ ALL = Philadelphia Chromosome-positive Acute Lymphoblastic Leukemia. CNS = Central Nervous System.

©2023 Theseus Pharmaceuticals.

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World-class management team leveraging heritage of success

THESEUS

Leadership Team



Tim Clackson, Ph.D.
CEO
Former President, Xilio
Former President of R&D, CSO, ARIAD



Bill Shakespeare, Ph.D.
Co-founder, President of R&D
Former VP Drug Discovery, ARIAD



David Kerstein, M.D.
CMO
Former CMO, Anchiano
Former Sr. Med Dir, ARIAD & Takeda



Brad Dahms
CFO
Former CFO, Selecta Biosciences



Vic Rivera, Ph.D.
Co-founder, CSO
Former VP Preclinical & Translational Research, ARIAD

Board of Directors

Iain Dukes, D.Phil.
Co-Founder and Chairman of Theseus; Venture Partner, OrbiMed Advisors

Carl Gordon, Ph.D., C.F.A.
General Partner, OrbiMed Advisors

Don Hayden, M.B.A.
Chair of Otsuka America Pharmaceuticals Incorporated

Michael Rome, Ph.D.
Managing Director, Foresite Capital

Steven Stein, M.D.
Executive Vice President & Chief Medical Officer, Incyte

Kathy Yi, M.B.A.
Chief Operating Officer, Affini-T Therapeutics

Tim Clackson, Ph.D.
President and Chief Executive Officer

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©2023 Theseus Pharmaceuticals.

Extensive experience and track record in TKI discovery, development, and commercialization 7 ©2023 Theseus Pharmaceuticals. Validated methodology & approach at ARIAD that produced three approved TKIs World - class team Leveraging prior achievements in the discovery, development and commercialization of multiple cancer therapeutics De - risked targets D eveloping therapies against validated targets to minimize biological risk , streamline clinical development , and reach the right patients faster Proven approach Using structure - guided drug design with predictive screening methods to design TKIs that target all major cancer - causing and treatment resistance mutations for a given target Members of the Theseus team discovered and developed five clinical - stage product candidates at ARIAD prior to Takeda acquisition

The p roblem 8 ©2023 Theseus Pharmaceuticals. Tumor On - target resistance mutations emerge in response to targeted therapies , limiting the efficacy of such therapies Clonal heterogeneity develops over time, leading to disease complexity and tumor progression

Our solution 9 ©2023 Theseus Pharmaceuticals. Tumor Theseus’ next - generation, pan - variant TKIs are designed to simultaneously inhibit all major cancer - causing and resistance mutations , which has the potential to yield prolonged clinical benefit in early and late lines of treatment

Theseus’ approach: TKI candidates are developed iteratively to optimize pan - variant activity 10 ©2023 Theseus Pharmaceuticals. Structure - Guided Design In silico : Uses 3D structures of the target TK to design a TKI with multiple molecular touch points to maintain binding in the presence of any variants Predictive Resistance Assay ™ In vitro : A cell - based assay tests whether the molecule inhibits individual variants, using human serum proteins to most effectively predict the clinical setting Mutant A Mutant B Mutant C

Growing pipeline of targeted cancer therapies 11 ©2023 Theseus Pharmaceuticals. Note: We hold a worldwide exclusive license to THE - 630 in our therapeutic area of focus through the ARIAD License Agreement, as define d and described in our filings with the Securities and Exchange Commission. PROGRAM/TARGET INDICATION DISCOVERY IND - ENABLING PHASE 1 PHASE 2 NEXT EXPECTED UPDATE THE - 630 KIT THE - 349 EGFR BCR - ABL GIST NSCLC CML / Ph+ ALL Preliminary phase 1 data Q2 2023 IND submission Q4 2023 Preclinical data & candidate selection by early 2024

THE - 630: Pan - variant KIT Inhibitor Candidate

Gastrointestinal stromal tumors (GIST) overview

THESEUS

*GIST is the **most common sarcoma of the GI tract** with **~4,000-6,000** new cases in the U.S. each year*

Key features of GIST

- **~80%** of GIST patients present with an activating **mutation in KIT**
- **KIT remains a primary driver in these patients** through multiple lines of therapy, with **up to 90%** of relapse cases associated with secondary resistance mutations in KIT
- **Highly heterogeneous**: patients' tumors frequently have multiple subclones, each with a different mutation, which creates need for pan-variant inhibitor

GIST is one of the most well-understood diseases in targeted oncology, and one of its biggest unmet medical needs

Activating and resistance mutations in KIT-driven GIST



Activating Mutations in KIT drive tumor development
Resistance Mutations enable treatment escape
Exon 9 (~10%)
Exon 11 (~70%)
Exons 13/14 (~45%) ATP Binding Pocket
Exons 17/18 (~45%) Activation loop
KIT oncoprotein
Receptor tyrosine kinase

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Sources: Corless, C. Modern Pathol 2014;27,s1-s16.

©2023 Theseus Pharmaceuticals.

All current treatment options for GIST patients have deficiencies 14 ©2023 Theseus Pharmaceuticals. Response rates are measured in the single digits after imatinib failure, and progression occurs between four and seven months after receiving treatment Sources: Clarivate , DRG, Gleevec ® (imatinib) USPI, Sutent ® (sunitinib) USPI, Stivarga ® (regorafenib) USPI, Qinlock ® (ripretinib USPI). Stivarga ® ORR from Demetri, Lancet, 2013. Key deficiencies observed in our PRA. ORR = Overall Response Rate. PFS = Progression - Free Survival. Compound Company Line of therapy Efficacy Key deficiencies Imatinib (Gleevec ® ) Novartis 1 st 51.4% ORR 18.9 mo. PFS • Resistance mutations in exons 13/14 and exons 17/18 Sunitinib (Sutent ® ) Pfizer 2 nd 6.8% ORR 5.5 mo. PFS • Resistance mutations in exons 17/18 • Poor tolerability Regorafenib (Stivarga ® ) Bayer 3 rd 4.5% ORR 4.8 mo. PFS • Activating mutations in exon 9 • Resistance mutations in exons 13/14 and 17/18 • Poor tolerability Ripretinib (Qinlock ® ) Deciphera 4 th 9.4% ORR 6.3 mo. PFS • Activating mutations in exon 9 • Resistance mutations in exons 13/14

PRA is designed to predict the observed deficiencies in GIST TKIs

THESEUS

- Our novel PRA is designed to predict known deficiencies of approved KIT-inhibitors for GIST
- Each therapy has mutations not covered by the average clinical concentration (Cav) of the respective drug
- The PRA predicts that, at a target Cav of 100 nM, THE-630 would have pan-variant inhibition and could substantially improve clinical outcomes

PRA activity of THE-630 and approved KIT inhibitors for GIST [1]



(Progressive Disease)
Resistance to treatment
Clinical Cav
Sensitivity to treatment
(Partial Response /Complete Response)
IC50 (nM)
In the presence of human serum proteins
10000
1000
100
10
1
Imatinib
Sunitinib
Regorafenib
Ripretinib
THE-630
Clinical C_{av}
Target C_{av}
Ex9/11
Ex13/14
Ex17/18

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©2023 Theseus Pharmaceuticals.

Cav = average serum concentration, and is calculated as the Area Under the Curve, or AUC, over a 24-hour period and divided by 24. nM = nanomolar.
(1) Width of clusters represents prevalence of specific mutations.

Clinical data suggest a pan - variant inhibitor is critical for effective treatment in patients with 2L GIST ©2023 Theseus Pharmaceuticals. Sources: Theseus analysis of Wellcome Sanger Institute compilation of major GIST publications, including CCR 2007;13(18 Pt 1):5398 - 405, CCR 2006;12(6):1743 - 9, JCO 20 06;24(29):4764 - 74, J Pathology 2008;216(1):64 - 74, JCO 2008;26(33):5352 - 9, Genes, chromosomes & cancer, 2016, Medical oncology (Northwood, London, England), 2013;30(2):522, Pathology oncology research : POR, 2019. Sunit ini b and ripretinib PFS data based on results of INTRIGUE: A phase III, randomized, open label study to evaluate the efficacy an d s afety of ripretinib vs sunitinib in patients with advanced gastrointestinal stromal tumor previously treated with imatinib. 16 Second line GIST is a significant unmet need Resistance mutational frequencies in 2L GIST PFS for both sunitinib and ripretinib is limited due to the liabilities in coverage of resistance mutations • The INTRIGUE study demonstrated that ripretinib and sunitinib have median PFS of 8.3 months and 8.0 months, respectively − Ripretinib : liabilities with exons 13/14 mutations, principally V654A, which is present in nearly 50% of patients who fail on imatinib − Sunitinib : liabilities in exons 17/18 mutations − These liabilities provide a rationale for the outcome of the INTRIGUE study Ripretinib liability Sunitinib liability V654A Y823D D820Y/G/E/A/V/N D816H/E/A/G C809G Others T670I/E K642E N822K/Y A829P EX13/14 EX17/18 Theseus believes that a pan - variant KIT inhibitor could lead to meaningfully improved, durable, clinical outcomes for patients, and open the $1bn+ market opportunity in 2L GIST

INTRIGUE subgroup analysis highlights power of the PRA and potential for THE - 630 in 2L GIST ©2023 Theseus Pharmaceuticals. Source: Deciphera Pharmaceuticals INTRIGUE ctDNA Analysis Conference Call Presentation, Jan. 3, 2023. (1) In PRA plot, ripretinib resistance mutation in exon 17/18 shown above the Cav has an exon 9 activating mutation. 17 • Exploratory subgroup analysis shows substantial benefit of ripretinib over sunitinib in patients with KIT exon 11 + 17/18 mutations only • These data highlight the predictive power of the PRA — our PRA shows exons 17/18 covered by ripretinib but not by sunitinib • Analysis confirms 2L GIST remains a KIT - driven disease, and that a pan - variant inhibitor, such as THE - 630, could transform the treatment paradigm in the broad (i.e. mutation - agnostic) 2L GIST patient population Imatinib Sunitinib Regorafenib Ripretinib THE-630 1 10 100 1000 10000 IC50 (nM) In the presence of human serum proteins Clinical C av Target C av Ex9/11 Ex13/14 Ex17/18 Imatinib Sunitinib Regorafenib Ripretinib THE-630 1 10 100 1000 10000 IC50 (nM) In the presence of human serum proteins Clinical C av Target C av Ex9/11 Ex13/14 Ex17/18 Imatinib Sunitinib Regorafenib Ripretinib THE-630 1 10 100 1000 10000 IC50 (nM) In the presence of human serum proteins Clinical C av Target C av Ex9/11 Ex13/14 Ex17/18 Imatinib Sunitinib Regorafenib Ripretinib THE-630 1 10 100 1000 10000 IC50 (nM) In the presence of human serum proteins Clinical C av Target C av Ex9/11 Ex13/14 Ex17/18 PRA activity (1) of sunitinib and ripretinib rationalizes outcome of INTRIGUE subgroup analysis showing ripretinib superiority in exon 17/18 patients Ripretinib in exon 11 + 17/18 subgroup: 44% ORR, 14.2 month mPFS Imatinib Sunitinib Regorafenib Ripretinib THE-630 1 10 100 1000 10000 IC50 (nM) In the presence of human serum proteins Clinical C av Target C av Ex9/11 Ex13/14 Ex17/18 Sunitinib in exon 11 + 17/18 subgroup: 0% ORR, 1.5 month mPFS

THE - 630 could be the only therapy with coverage of all major classes of activating and resistance mutations ©2023 Theseus Pharmaceuticals. Based on data from our PRA. PR/CR means partial/complete response; SD means stable disease; PD means progressive disease. (1) Assumes target Cav of 100 nM. 18 Coverage of activating mutations Coverage of resistance mutations Exon 9 Exon 11 Exons 13/14 Exons 17/18 THE - 630 (1) Imatinib (Gleevec ® ) Sunitinib ( Sutent ® ) Regorafenib ( Stivarga ® ) Ripretinib (Qinlock ® ) PR/CR SD PD PRA - Predicted Best Response

THE - 630 has the profile of a pan - KIT inhibitor for GIST in vivo 19 ©2023 Theseus Pharmaceuticals. Ba/F3 tumor model shown. QD = once daily dosing. BID = twice daily dosing. • Ripretinib: Strong anti - tumor activity against Exon 17 D820A mutation but not Exon 13 V654A mutation • THE - 630: Strong anti - tumor activity against both classes of resistance mutations Exon 11 + Exon 13 (V654A) Exon 11 + Exon 17 (D820A)

THE-630 was well-tolerated in GLP toxicology and safety pharmacology studies

THESEUS

Designed to avoid key off-target effects, notably FLT3 inhibition


TK
TKL
STE
CMGC
CK1
AGC
CAMK
≥ 80% inhibition
50-79% inhibition
inhibition of KIT kinase

- Kinome selectivity *in vitro* comparable to ripretinib, which is clinically well-tolerated
- S-scores (50) for THE-630 and ripretinib ~0.15 (46/300 and 44/300 kinases inhibited by >50% at 100 nM respectively)

Robust *in vitro* and *in vivo* pharmacology support ability to achieve target Cav of 100 nM

- No drug-drug interactions or cardiac toxicity liabilities identified in standard pharmacology assays
- No adverse effects seen in standard GLP *in vivo* safety pharmacology studies
- In 28-day NHP GLP toxicology study, no adverse effects were observed at a sustained Cav of 75 nM (NOAEL), indicating a favorable therapeutic index of at least 0.75

NOAEL = No Observed Adverse Effect Level. Therapeutic index is the ratio of Cav at NOAEL versus target Cav. NHP = Non-Human Primate. GLP = Good Laboratory Practice.

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©2023 Theseus Pharmaceuticals.

Phase 1/2 dose escalation and expansion trial in patients with advanced GIST (NCT05160168) 21 ©2023 Theseus Pharmaceuticals. • Currently enrolling the dose - escalation portion of the Phase 1/2 clinical trial for THE - 630 in previously - treated GIST patients Enrollment Criteria • Patients with advanced GIST who have had disease progression on or are intolerant to imatinib therapy and have also had at least 1 of the following: sunitinib, regorafenib, ripretinib, or avapritinib Objectives • Primary: to determine the safety profile of THE - 630, including DLTs, MTD, and RP2D • Secondary: to determine the pharmacokinetic (PK) profile and to characterize preliminary evidence of antitumor activity of THE - 630 Phase 1 dose escalation ONGOING PHASE 1 Line of Therapy Prior Therapies 2L GIST Prior imatinib only 3L or 4L GIST Imatinib and sunitinib plus 0 - 1 additional lines of therapy 5L+ GIST Imatinib, sunitinib, regorafenib, and ripretinib (at minimum) Dose expansion cohorts PLANNED PHASE 2 Objectives • Primary: to determine the antitumor activity of THE - 630 − Primary Endpoint: confirmed Overall Response Rate • Secondary: to evaluate the safety profile and to further characterize the PK profile of THE - 630 DLT = Dose Limiting Toxicity. MTD = Maximum Tolerated Dose. RP2D = Recommended Phase 2 Dose.

THE - 630 Phase 1 dose escalation 22 ©2023 Theseus Pharmaceuticals. • 3+3 dose escalation design, once - daily dosing • All seven sites open and enrolling − Dosing cohort 5 as of the end of 2022 − Median 4 prior therapies • Expect 100 nM target Cav to be achieved at ~7 - 8 dose cohorts, with backfilling at higher doses • Samples obtained from all patients before, during and after treatment for next - generation sequencing of ctDNA • Initial trial data expected in Q2 2023 with follow - up data during Q4 2023, both to be presented at a medical meeting − Initial data to include safety, PK, initial clinical activity, and ctDNA response analyses − Follow - up data to also include safety, PK, clinical activity, and ctDNA response analyses at higher doses Phase 1 dose escalation ONGOING PHASE 1 Starting dose Dose Level 2 Dose Level 4 Dose Level 3 Dose Level 5 Dose Level 6 Dose Level 7 Dose Level 8 ctDNA = Circulating Tumor Deoxyribonucleic Acid.

Registration strategy for THE - 630: rapidly advance to 2L 23 ©2023 Theseus Pharmaceuticals. Targeting rapid advancement to 2L development, with plans to commence a 2L registrational study shortly after beginning our 5L registrational study Ongoing dose escalation Planned Phase 2 dose expansion Planned registrational studies Ongoing phase 1 dose escalation 2L Cohort 3L or 4L Cohort 5L+ Cohort 5L registrational study 2L registrational study (all comers)

THE - 349: Fourth - Generation EGFR Inhibitor Candidate

EGFRm NSCLC overview

There is no approved TKI to address all combinations of major EGFR activating and resistance mutations

Key features of EGFRm NSCLC

- EGFR mutations are a key driver of NSCLC, with approximately 18,000 first-line EGFRm NSCLC patients in the United States with mutations in exons 19 or 21
- Osimertinib, a 3G TKI, is the first-line SOC in the US, and has an on-target "Achilles' heel" in the C797X mutation
  - Observed in ~10% of patients post-1L osimertinib and ~20% of post-2L+ osimertinib
- 1G and 2G TKIs lead to the on-target T790M mutation
- Various off-target resistance mechanisms are also key drivers of tumor progression
- A TKI that can cover all major activating and resistance mutations could lead to substantially improved outcomes, and, as a single molecule, could be more easily combined with other agents to address the issue of off-target resistance

No available targeted therapy effectively inhibits both C797X and T790M, and EGFR mutational heterogeneity increases during sequential treatment with EGFR inhibitors

Disease progression on osimertinib


On-target resistance:
e.g., C797X
Off-target resistance:
e.g., MET amplification

*THE-349 could address treatment resistance as **monotherapy** and in **combination** with other agents*

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Sources: Theseus market research, Vanderpoel 2021, Salas 2021, Riess 2018, Rosell 2009, Ramalingam 2022, Leonetti 2019, Oxnard 2018, Papadimitrakopoulo 2018. SOC = Standard of Care. C797X mutations are any number of observed amino acid substitutions at the 797 codon.

©2023 Theseus Pharmaceuticals.

Treatment paradigm for EGFRm NSCLC 26 ©2023 Theseus Pharmaceuticals. Exon 9 (10%) Exon 11 (70%) Activating Mutations Resistance Mutations Exon 13 - 14 (~40%) ATP Binding Pocket Exon 17 - 18 (~40%) Activation Loo p Exon 19 deletion ( D ) or L858R ( L ) activating mutation EGFR mutation T790M resistance mutation (T) + D or L = DT or LT C797X resistance mutation (C) + D or L = DC or LC C797X resistance mutation (C) + DT or LT = DTC or LTC • Selectivity over wild type THE - 349 target product profile Activity against single ( D , L ) - , double ( DT , LT / DC , LC ) - , and triple ( DTC , LTC ) - mutant variants Active in Central Nervous System Selectivity over wild - type EGFR 3G inhibitor (osimertinib) 3G inhibitor (osimertinib) 1G and 2G inhibitors Tumors progressing on osimertinib will harbor complex mixtures of single, double and/or triple mutant clones

Preclinical data has demonstrated THE - 349 potently inhibits single - , double - , and triple - mutants, including T790M and C797X 27 ©2023 Theseus Pharmaceuticals. Mutational Coverage L858R or Exon 19 del L858R or Exon 19 del + T790M L858R or Exon 19 del + C797X L858R or Exon 19 del + T790M + C797X THE - 349 Erlotinib ( Tarceva ®) Gefitinib ( Iressa ®) Osimertinib ( Tagrisso ®) >1000 nM <15 nM Cellular IC50 versus respective mutant Note: Data from the 2022 EORTC - NCI - AACR ( ENA ) Symposium. Poster # 236

THE-349 exhibits potent and selective EGFR mutant activity with significant kinome selectivity *in vitro*

THE-349 demonstrates low nanomolar IC50 values against single-, double- and triple-mutant EGFR variants with wild-type selectivity which exceeds that of erlotinib and gefitinib



IC50 (nM)
10000
1000
100
10
1
0.1
Erlotinib
Gefitinib
Osimertinib
THE-349
WT A431
L
LT
LC
LTC
D
DT
DC
DTC

Potency against WT EGFR vs EGFR mutants in cellular assays

THE-349 has a high degree of kinome selectivity: S-score (50) = 0.07 (23/330 kinases inhibited by >50% at 0.1 μM)

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Note: Data from the 2022 EORTC-NCI-AACR (ENA) Symposium. Poster #236

©2023 Theseus Pharmaceuticals.

THE - 349 has robust tumor regression activity in mouse models expressing EGFR single - , double - and triple - mutant variants at well - tolerated doses 29 ©2023 Theseus Pharmaceuticals. Note: TR = Tumor Regression. TGI = Tumor Growth Inhibition. Ba/F3 tumor models shown. Dosing is once daily. Data from the 2022 EORTC - NCI - AACR ( ENA ) Symposium. Poster # 236 THE - 349 demonstrates tumor regressions against variants associated with both 1 st and 2 nd line osimertinib failure (i.e., C797X double and triple mutants) 0 1 2 3 4 5 6 7 8 9 0 400 800 1200 1600 2000 2400 DTC Days post treatment Mean Tumor Volume (mm 3 ) ±SEM 7% TGI 86% TR 0 1 2 3 4 5 6 7 8 9 0 400 800 1200 1600 2000 Days post treatment Mean Tumor Volume (mm 3 ) ±SEM L 80% TR 85% TR 0 1 2 3 4 5 6 7 8 9 0 400 800 1200 1600 2000 Days post treatment Mean Tumor Volume (mm 3 ) ±SEM LTC 88% TR 16% TGI 0 1 2 3 4 5 6 7 8 9 0 400 800 1200 1600 2000 Days post treatment Mean Tumor Volume (mm 3 ) ±SEM LT 0% TGI 33% TR 80% TR 0 1 2 3 4 5 6 7 8 9 0 400 800 1200 1600 2000 Days post treatment Mean Tumor Volume (mm 3 ) ±SEM LC 7% TGI 90% TGI 86% TR

THE - 349 is active in CNS and has displayed favorable drug - like properties in mouse models 30 ©2023 Theseus Pharmaceuticals. Note: Data from the 2022 EORTC - NCI - AACR ( ENA ) Symposium. Poster # 236 THE - 349 demonstrates significant anti - tumor activity in H1975 LTC and PC9 (D) intracranial models in mice, with increased survival highlighting CNS activity A s ignificant proportion of patients with EGFR mutant NSCLC will have metastatic disease to the brain; preclinical data suggest that THE - 349 has the potential to have highly potent activity against CNS metastases 0 10 20 30 40 50 60 70 80 0 20 40 60 80 100 Days post treatment Percent survival (%) Vehicle THE-349, 20 mg/kg THE-349, 30 mg/kg THE-349, 40 mg/kg **** **** **** **** = P<0.0001 PC9-Luc Intracranial 0 5 10 15 20 25 30 35 0 8.0×10 9 1.6×10 10 2.4×10 10 3.2×10 10 Days post treatment Mean Bioluminescence (photons/second) ± SEM Vehicle Osimertinib, 25 mg/kg THE-349, 30 mg/kg THE-349, 40 mg/kg H1975 LTC-Luc Intracranial

THE - 349 induced deep, durable regressions in clonally heterogeneous osimertinib - resistant PDX model ©2023 Theseus Pharmaceuticals. Confidential Information. Model developed from patient with NSCLC after failure of >5 lines of therapy (including erlotinib and osimertinib) • Model reflects clonal heterogeneity – mixture of DTC and original D primary mutation • Erlotinib and osimertinib both minimally active • THE - 349 was high ly active and rescued osimertinib - treated mice after treatment switch • Illustrates potential power of pan - variant approach in overcoming complex mutational profile 31 Single agent THE - 349 induced long - term tumor regression (98% TR), with complete responses in 9/10 mice Note: Data from the 2022 EORTC - NCI - AACR ( ENA ) Symposium. Poster # 236 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 0 400 800 1200 1600 Days post treatment Mean Tumor Volume (mm 3 ) ±SEM LUPF-104 （ ） 11% TGI 23% TGI Day 32 98% TR 80% TR Day 56

Clinical development plan for THE-349

THESEUS

Theseus plans to pursue an initial registration as monotherapy in patients with on-target resistance, as well as rapidly expand into evaluation of combinations and, if clinical data support, target the broader 2L market, which could represent a >$1bn market opportunity

- IND submission expected in Q4 2023
- Initial dose-escalation as monotherapy for EGFR mutant patient with prior 3G therapy
- Expansion into combination cohorts evaluating patients with and without C797X post-osimertinib

Monotherapy

Phase 1a dose escalation

THE-349
D or L EGFR mutant NSCLC patients with prior 3G TKI (enriched for patients with C797X +/-T790M)

Combination(s)

Phase 1b dose escalation

THE-349 + combination partner(s)
D or L EGFR mutant NSCLC patients with prior 3G TKI (all comers)

Expansion populations (D or L EGFR mutant NSCLC)

Expansion

- C797X (prior 3G TKI)
- C797X + T790M (prior 1/2G and 3G TKI)
- C797X +/-T790M with active brain metastases (prior 3G TKI)
- Treatment Naïve

Expansion

- *THE-349 + combination partner(s)* C797X +/- T790M (prior 3G TKI)
- *THE-349 + combination partner(s)* in patients without C797X/T790M (prior 3G TKI)

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©2023 Theseus Pharmaceuticals.

BCR - ABL Program

Approved BCR-ABL inhibitors have limitations because they do not optimally balance efficacy and safety

THESEUS

CML is one of targeted oncology's greatest successes, but a significant unmet need remains for patients failed by 2G TKIs; for adult patients with newly diagnosed Ph+ ALL no BCR-ABL inhibitor is FDA approved, and there is a need for a safer, pan-variant BCR-ABL inhibitor option

	Generation	Safety/tolerability(1)	Efficacy/pan-ness(2)	CML Indication	Adult Ph+ ALL Indication
THESEUS **Theseus BCR-ABL inhibitor TPP**	5G			**≥2L (*target*)**	**1L (*target*)**
Imatinib (Gleevec®)	1G			1L	NCCN recommended
Dasatinib (Sprycel®)	2G			1L / 2L	NCCN recommended
Nilotinib (Tasigna®)	2G			1L / 2L	NCCN recommended
Bosutinib (Bosulif®)	2G			1L / 2L	NCCN recommended
Ponatinib (Iclusig®)	3G			3L / T315I +	NCCN recommended
Asciminib (Scemblix®)	4G			3L / T315I +	Not NCCN recommended

(1) Ponatinib and nilotinib contain black box warnings on their USPIs; in clinical trials, bosutinib and dasatinib patients discontinued at a rate of ~20% due to adverse reactions. (2) 2G, 3G, and 4G TKIs have demonstrated efficacy in patients failed by imatinib and of these only ponatinib also has a pan-BCR-ABL inhibitory profile.

©2023 Theseus Pharmaceuticals.

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Key features of CML 35 ©2023 Theseus Pharmaceuticals. • Disease remains BCR - ABL driven through multiple lines of therapy, and patients commonly will relapse with a BCR - ABL resistance mutation • Multiple therapies have been approved; however, approximately 30% to 40% of patients started on any TKI will switch to an alternative TKI because of side effects or inadequate response • For patients refractory to 1 st and 2 nd generation TKIs, the treatment options include ponatinib or asciminib , but neither has an optimal balance of safety and efficacy − Asciminib is not pan - variant, but is better tolerated − Ponatinib is pan - variant, but is less well - tolerated than asciminib A significant unmet need remains for a BCR - ABL inhibitor that has optimal efficacy and safety in the refractory CML setting Sources: Schiffer Blood 2021.

Key features of adult Ph+ ALL 36 ©2023 Theseus Pharmaceuticals. • Newly diagnosed adults have historically received chemotherapy followed by allogeneic hematopoietic stem - cell transplant (HSCT), and more recently the addition of BCR - ABL TKIs have improved outcomes in 1L treatment, despite their lack of FDA approval (five are NCCN recommended) • However, in newly diagnosed patients treated in combination therapy with 1st or 2nd generation TKIs, relapse is associated with BCR - ABL resistance mutations in up to 75% of patients, with T315I observed most frequently • Ponatinib, a pan - variant inhibitor, has been shown to improve clinical outcomes compared to 1G and 2G TKIs; however, toxicity limits optimal dosing Ph+ ALL represents an area of significant unmet need where a safe, pan - BCR - ABL inhibitor in 1L combination therapy could provide durable, relapse - free, outcomes and potentially reduce the need for HSCT Sources: Rousselot - 2016 - Blood, Wieduwilt - 2022 - ASHedu. HSCT = Hematopoietic Stem - Cell Transplantation. NCCN = National Comprehensive Cancer Network.

Target product profile for Theseus' pan-variant BCR-ABL TKI

THESEUS

Significant unmet need for a next-gen TKI…

- Theseus is developing a next-generation BCR-ABL TKI for patients with refractory CML and newly diagnosed Ph+ ALL
- Currently in lead-optimization; anticipate a development candidate nomination by early 2024
- ***Theseus target product profile***:
  - Potent and pan-variant inhibition of BCR-ABL, including the T315I gatekeeper mutation
  - Tolerability profile compatible with long duration of treatment
  - For CML patients: Highly effective and well-tolerated option post-2G TKI
  - For Ph+ ALL patients: A TKI that can provide durable, relapse-free, outcomes and reduce the need for HSCT

…while approved therapies have sales in the billions

Compound	Company	Generation	2021 FY Sales (USD)
Imatinib (Gleevec®)	Novartis	1G	$1.0bn
Dasatinib (Sprycel®)	Bristol Myers Squibb	2G	$2.1bn
Nilotinib (Tasigna®)	Novartis	2G	$2.0bn
Bosutinib (Bosulif®)	Pfizer	2G	$500mm
Ponatinib (Iclusig®)	Takeda	3G	$500mm
Asciminib (Scemblix®)	Novartis	4G	n/a

A selective, well-tolerated, pan-variant BCR-ABL inhibitor could substantially improve clinical outcomes in refractory CML, and could reduce the need for HSCT in patients with Ph+ ALL when administered as a front-line therapy

FY = Fiscal Year. 2021 sales are approximate figures. Sources: S&P Capital IQ, FactSet, public filings.

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©2023 Theseus Pharmaceuticals.

In vitro characterization demonstrated pan - BCR - ABL activity with increased selectivity versus ponatinib 38 ©2023 Theseus Pharmaceuticals. On - target BCR - ABL potency (BaF3 IC50 nM) Off - target potency (BaF3 IC50 nM) Endothelial cell tox (IC 25 nM) Kinome selectivity Cmpd WT T315I E255V F359V KDR FLT3 FGFR1 LCK RET PARENTAL HUVEC S - Score (50)* Ponatinib 2 4 8 3 5 2 17 2 5 659 40 0.26 Cmpd 1 6 22 55 13 440 1944 3450 216 220 2293 787 0.04 ≤1x 1 - 3x 3 - 8x ≥8x Ratio off - target vs E255V IC50 (most recalcitrant ABL mutant) *Fraction of 330 kinases inhibited by >50% at 0.1 µM Compound 1 Ponatinib WT and 3 most recalcitrant BCR - ABL mutants (of 13 tested) Off - target kinases potently inhibited by ponatinib Potential markers of vascular (HUVEC) and general toxicities >20% <5% KDR = Kinase Insert Domain Receptor. Compound 1 exhibited a high degree of selectivity versus KDR and the kinome , in vitro

Theseus molecule showed similar tumor regression activity and superior tolerability to ponatinib in vivo 39 ©2023 Theseus Pharmaceuticals. Activity against most recalcitrant mutant (E255V) Compound 1 induced strong tumor regressions against the most recalcitrant mutant and demonstrated improved tolerability compared to ponatinib in mice 0 1 2 3 4 5 6 7 8 9 0 400 800 1200 1600 Days after the start of treatment Mean Tumor Volume (mm 3 ) ±SEM E255V Vehicle Ponatinib, 25 mg/kg Cmpd 1, 40 mg/kg Cmpd 1, 120 mg/kg Ponatinib, 10 mg/kg 64% TGI 82% TR 65% TGI 55% TR Ba/F3 tumor model shown. Dosing is once daily. Note: TR = Tumor Regression. TGI = Tumor Growth Inhibition. • Improved tolerability with Compound 1: Keratinized skin was observed in 8/10 and 0/10 mice dosed with 25 mg/kg ponatinib and 120 mg/kg compound 1, respectively

Strong pipeline developed by world - class team 40 ©2023 Theseus Pharmaceuticals. Second program: THE - 349 (EGFR - mutant NSCLC) Lead program: THE - 630 (GIST) • KIT - driven GIST is a clonally heterogeneous disease which requires a pan - variant inhibitor to meaningfully improve patient outcomes • Enrolling patients in Phase 1 portion of Phase 1/2 study; expect preliminary dose - escalation data in Q2 2023 with additional data expected in Q4 2023 • Plan to advance rapidly into 2L GIST, which could represent $1bn+ market opportunity • Highly selective 4G TKI covering common activating and major secondary resistance mutations in EGFR with CNS activity and wild - type selectivity in preclinical models • Initially plan to focus on monotherapy treatment of on - target resistance to osimertinib, followed by rapid evaluation of combinations in all comers post - osimertinib • IND submission expected in Q4 2023 Third program: BCR - ABL inhibitor (CML and Ph+ ALL) • Opportunity to optimally balance efficacy and tolerability with mutation coverage in refractory CML patients and newly diagnosed Ph+ ALL patients • Preclinical data from testing of a series of molecules demonstrate high potency, selectivity, and broad mutational coverage • Development candidate nomination expected by early 2024 Strong financial position • $212 million in cash, equivalents, and marketable securities as of December 31, 2022 (preliminary, unaudited) • Projected runway into Q4 2024